SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to
Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 11, 2011

INTRUSION INC.

(Exact Name of Registrant as Specified in Its Charter)

Delaware	000-20191	75-1911917
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1101 East Arapaho Road, Sutie 200, Richardson, Texas	75081
(Address of Principal Executive Offices)	(Zip Code)

(972) 234-6400
(Registrant’s Telephone Number, Including Area Code)

NOT APPLICABLE
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.02.  RESULTS OF OPERATIONS AND FINANCIAL CONDITION

The following information is furnished pursuant to Item 2.02, Disclosure of Results of Operations and Financial Condition.

On August 11, 2011, Intrusion Inc. issued a press release announcing its financial results for the second quarter ended June 30, 2011.  A copy of the press release is attached as Exhibit 99.1 hereto and incorporated herein by reference.

ITEM 5.07             Submission of Matters to a Vote of Security Holders.

The 2011 Annual Meeting of Stockholders (the “Annual Meeting”) of the Company was held on May 19, 2011.  Matters submitted to the stockholders of the Company entitled to vote at the Annual Meeting (the “Stockholders”) and voted upon at the Annual Meeting, which are more fully described in the Company’s proxy statement, filed with the Securities and Exchange Commission on April 05, 2011, were: (1) the election of five directors to serve until the 2012 Annual Meeting of Stockholders of the Company, (2)  the amendment to the Company’s 2005 Stock Option Plan (the “Plan”) to increase by 400,000 the number of shares issuable under the Plan, and (3) the ratification of the selection of Whitley Penn LLP as the Company’s independent auditors for fiscal year 2011.

On April 1, 2011, the record date for the Annual Meeting, there were 11,817,732 shares of Common Stock issued, outstanding and entitled to vote.  Stockholders holding 11,453,038 shares were present at the meeting, in person or represented by proxy.

Each of the director nominees set forth below was elected to hold office until his respective successor is duly elected and qualified or until his earlier death, resignation or removal.  The Stockholders ratified the selection of Whitely Penn LLP as the Company’s independent auditors for the fiscal year ending December 31, 2011.  The Stockholders also approved an amendment to the Plan to increase by 400,000 the number of shares of Common Stock that may be issued pursuant to awards granted under the Plan.

The table below shows the number votes cast for, against or withheld, as well as the number of abstentions and broker non-votes for the proposal regarding the election of the five directors to serve until the 2012 Annual Meeting of Stockholders of the Company.

Name of Director Nominee	For	Against	Withheld	Abstentions	Broker Non- Votes
G. Ward Paxton	7,264,302		980,633
T. Joe Head	7,270,217		974,718
J. Fred Bucy, Jr.	7,270,717		974,218
James F. Gero	7,271,117		973,818
Donald M. Johnston	7,271,092		973,843

The table below shows the number of votes cast for, against or withheld, as well as the number of abstentions and broker non-votes for the proposal regarding an amendment to the Plan to increase by 400,000 the number of shares that may be issued pursuant to awards granted under the Plan.

For	Against	Withheld	Abstentions	Broker Non- Votes
7,875,969	128,310		240,656

The table below shows the number of votes cast for, against or withheld, as well as the number of abstentions and broker non-votes for the proposal regarding the ratification of the selection of Whitely Penn LLP as the Company’s independent auditors for fiscal year 2011.

For	Against	Withheld	Abstentions	Broker Non- Votes
11,129,890	296,583		26,565

ITEM 9.01.  FINANCIAL STATEMENTS AND EXHIBITS

(d)   Exhibits

99.1 —  Press release issued by Intrusion Inc. on August 11, 2011.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INTRUSION INC.

Dated: August 11, 2011	By:	/s/ MICHAEL L. PAXTON
Michael L. Paxton
Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description of Exhibit
99.1	Press release issued by Intrusion Inc. on August 11, 2011.